Exhibit 99.1

INDEX TO MICROWAVE SATELLITE TECHNOLOGIES, INC. FINANCIAL STATEMENTS

Item 9.01(b) Financial Statements of MST, Inc. for the year ended April 30, 2005:
Report of registered independent certified public accounting firm
Balance Sheets at April 30, 2005 and 2004
Statements of Operations and Retained Earnings for the year ended April 30, 2005
Statements of Cash Flows for the year ended April 30, 2005
Notes to Financial Statements
Supplementary Information

Item 9.01(c) Financial Statements of MST, Inc. for the year ended April 30, 2004:
Report of registered independent certified public accounting firm
Balance Sheets at April 30, 2004 and 2003
Statements of Operations and Retained Earnings for the year ended April 30, 2004
Statements of Cash Flows for the year ended April 30, 2004
Notes to Financial Statements
Supplementary Information

Item 9.01(d) Unaudited Interim Financial Statements of MST, Inc. for the three and six months ended October 31, 2005 and 2004:
Condensed Balance Sheets October 31, 2005 and April 30, 2005
Condensed Statements of Operations for the three and six months ended October 31, 2005 and 2004
Condensed Statement of Cash Flows for the six months ended October 31, 2005 and 2004
Notes to Unaudited Condensed Financial Statements

 Item 9.01 (b) Financial Statements of MST for the Years Ended April 30, 2005 and 2004

MICROWAVE SATELLITE TECHNOLOGIES, INC.
YEAR ENDED
APRIL 30, 2005

CONTENTS

Page

Independent Auditors’ Report	1

Balance Sheet	2 - 3

Statement of Income and Retained Earnings	4

Statement of Cash Flows	5 - 6

Notes to Financial Statements	7 - 14

Supplementary Information

Independent Auditors’ Report on Supplementary Information	16

Direct Costs	17

Selling and Administrative Expenses	18

Leaf, Saltzman, Manganelli, Pfeil & Tendler, LLP
Certified Public Accountants

INDEPENDENT AUDITORS’ REPORT

Microwave Satellite Technologies, Inc.

To The Stockholder and Board of Directors

We have audited the accompanying balance sheets of Microwave Satellite Technologies, Inc. as of April 30, 2005 and 2004, and the related statements of income and retained earnings and cash flows for the year ended April 30, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Microwave Satellite Technologies, Inc. as of April 30, 2005 and 2004, and the results of its operations and its cash flows for the year ended April 30, 2005, in conformity with generally accepted accounting principles in the United States of America.

Leaf, Saltzman, Manganelli, Pfeil & Tendler, LLP

Certified Public Accountants

Fairfield, New Jersey
January 6, 2006

MICROWAVE SATELLITE TECHNOLOGIES, INC.
BALANCE SHEETS
AT

	APRIL 30,
	2005	2004
ASSETS

Current Assets
Cash	$765,698	$494,489
Accounts receivable	129,982	141,440
Due from officer	13,663
Interest receivable	15,675
Escrow receivable		4,778,875
Security deposits		15,296
Prepaid income taxes		42,285
Prepaid expenses and other current assets	174,249	12,511
Deferred income taxes asset	44,000
Total Current Assets	1,143,267	5,484,896

Prepaid expenses		2,061
Due from related party	5,834
Property and equipment, net of accumulated depreciation	1,230,225	1,185,135
Intangible assets, net of accumulated amortization of
($17,990 - 2005 and $13,757 - 2004)	45,510	49,743
Investment in limited liability company	84,934	25,000
Security deposits	12,600

	$2,522,370	$6,746,835
LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities
Note payable - bank		$26,651
Current portion of long-term debt	$6,555	94,262
Accounts payable	174,782	312,121
Sales taxes payable	13,486	2,810
Due to officer		3,112
Income taxes payable	490,816
Deferred revenue	85,933	336,615
Accrued expenses and other current liabilities	147,289	3,572,244
Deferred income taxes		569,000
Total Current Liabilities	918,861	4,916,815

Long-term debt - less current portion	11,472	229,985
Deferred income taxes	120,000	70,000
Total Liabilities	1,050,333	5,216,800

Stockholder's Equity
Common stock - no par value
Authorized - 1,000 shares
Issued - 300 shares, outstanding - 125 shares	1,000	1,000
Retained earnings	1,546,037	1,604,035

The accompanying notes are an integral part of these financial statements.

MICROWAVE SATELLITE TECHNOLOGIES, INC.
BALANCE SHEETS
AT

	APRIL 30,
	2005	2004
	1,547,037	1,605,035
Less: Treasury stock, 175 shares at cost	75,000	75,000
Total Stockholder's Equity	1,472,037	1,530,035

	$2,522,370	$6,746,835

The accompanying notes are an integral part of these financial statements.

MICROWAVE SATELLITE TECHNOLOGIES, INC.
STATEMENT OF INCOME AND RETAINED EARNINGS
FOR THE YEAR ENDED
APRIL 30, 2005

Revenues	$3,528,979

Direct costs	2,439,947

Gross profit	1,089,032

Selling and administrative expenses (including interest expense of $15,525)	1,515,807

Loss from operations	(426,775)

Other Income
Gain on sale of subscriber base and equipment to Cablevision	311,955
Interest income	36,288
Total Other Income	348,243

Loss before reduction of income taxes	(78,532)

Reduction of income taxes	(15,600)

Loss before equity in income of limited liability company	(62,932)

Equity in income of limited liability company	4,934

Net loss	(57,998)

Retained earnings - beginning (restated)	1,604,035

Retained earnings - end	$1,546,037

The accompanying notes are an integral part of these financial statements.

MICROWAVE SATELLITE TECHNOLOGIES, INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED
APRIL 30, 2005

Cash Flows From Operating Activities
Net loss	$(57,998)

Adjustments To Reconcile Net Loss To Net Cash
Used In Operating Activities
Depreciation and amortization	312,593
Gain on sale of subscriber base and equipment	(311,955)
Equity in income of limited liability company	(4,934)
Reduction of deferred income taxes	(563,000)
Bad debt expense	13,941
(Increase) Decrease in:
Accounts receivable, net of deferred revenue	(253,165)
Security deposits	2,696
Interest receivable	(15,675)
Prepaid expenses and other current assets	(117,392)
Increase (Decrease) in:
Accounts payable	(137,339)
Sales taxes payable	10,676
Income taxes payable	490,816
Accrued expenses and other current liabilities	(3,424,955)
Total Adjustments	(3,997,693)

Net Cash Used In Operating Activities	(4,055,691)

Cash Flows From Investing Activities
Investment in limited liability company	(55,000)
Purchase of equipment	(353,450)
Proceeds from escrow receivable	4,778,875
Proceeds from sale of subscriber base and equipment	311,955
Advances on behalf of related party	(5,834)
Advances to officer, at net	(13,663)
Net Cash Provided By Investing Activities	4,662,883

Cash Flows From Financing Activities
Repayments of long-term debt	(306,220)
Repayment of note payable - bank	(26,651)
Payment of balance due to officer	(3,112)
Net Cash Used In Financing Activities	(335,983)

Net increase in cash	271,209

Cash - beginning	494,489

Cash - end	$765,698

The accompanying notes are an integral part of these financial statements.

MICROWAVE SATELLITE TECHNOLOGIES, INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED
APRIL 30, 2005

Supplemental Information:

Interest paid during period	$15,525

Income taxes paid during period	$12,775

The accompanying notes are an integral part of these financial statements.

MICROWAVE SATELLITE TECHNOLOGIES, INC.

NOTES TO FINANCIAL STATEMENTS
AT
APRIL 30, 2005 AND 2004

Note 1 - Restatement of Retained Earnings at May 1, 2004

During the period under audit, it was determined that certain balances had been incorrectly stated at April 30, 2004 that are itemized as follows:

Accrued expenses and other current liabilities had been understated	$(2,098,039)
Inventory had been overstated	(180,557)
Accounts receivable had been overstated	(11,072)
Prepaid expenses and other current assets had been overstated	(10,848)

Total Adjustments Before Income Tax Effect	(2,300,516)

Reduction of deferred income taxes	866,000
Reduction of current income taxes	8,000

Total Reduction of Income Taxes	874,000

Adjustments, Net of Income Taxes	(1,426,516)
Retained earnings at April 30, 2004, prior to restatement	3,030,551

Retained earnings at May 1, 2004, restated	$1,604,035

Note 2 - Summary of Significant Accounting Policies

Nature of Operations

The Company is engaged in satellite communications, specializing in constructing, maintaining and managing private business television networks, as well as constructing and operating private cable television systems. In addition, the Company provides high-speed cable modem service to its private cable television system operations. The Company also provides national dial-up service, web hosting and design, and co-location services. The primary areas of operation are New York, New Jersey and Pennsylvania.

In March 2004, the Company sold a substantial portion of its cable subscriber base which represented 80% of the Company’s total subscriber base (See Notes 19 and 20).

Inventory of Materials and Supplies

Materials and supplies with unit costs of $500 and less are expensed upon acquisition. Materials and supplies in inventory are stated at cost, based on the first-in, first-out (FIFO) method, net of a reserve for obsolescence.

Prepaid Expenses

Included in prepaid expenses are expenses incurred by the balance sheet date to prepare and place operational equipment into service prior to the equipment’s actual use in the Company’s operations.

Property and Equipment

Property and equipment are recorded at cost. Depreciation is provided by straight-line and accelerated methods over the estimated useful lives of the assets.

MICROWAVE SATELLITE TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
AT
APRIL 30, 2005 AND 2004

Note 2 - Summary of Significant Accounting Policies (Continued)

Intangible Assets and Amortization

The Company acquired a subscriber base during the year ended April 30, 2001 that is being amortized over its estimated useful life of fifteen years using the straight-line method.

Investment in Limited Liability Company

The Company accounts for its 50% investment in Interactivewifi.com, LLC by the equity method of accounting.

Deferred Revenue

Deferred revenue represents advance billings that are included in accounts receivable. Advance billings at the balance sheet date are not included in revenues for the period then ended, and cash payments received for advanced billings are credited towards accounts receivable.

Income Taxes

Deferred income taxes are created by temporary differences between financial and tax bases for the following accounts: inventory, investment in the limited liability company, accumulated depreciation, and in accounting for the gain on the sale of the Company’s subscriber base and equipment to Cablevision. For income tax purposes, inventory includes materials and supplies with unit costs of less than $500, the equity interest in the income of the limited liability company is accounted for by the cash basis method, depreciation is accelerated, and the gain on the sale of subscriber base is reported on the installment method. In addition, the Company had available a contribution carryover which created a deferred income tax asset.

Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

MICROWAVE SATELLITE TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
AT
APRIL 30, 2005 AND 2004

Note 2 - Summary of Significant Accounting Policies (Continued)

Accounts Receivable

Management periodically reviews the accounts receivable for uncollectible accounts and uses the direct write-off method to specifically identify and write-off any accounts determined to be uncollectible when a realistic probability of collection does not exist. Generally accepted accounting principles require the Company to provide for an allowance for doubtful accounts, which entails estimating a reserve for uncollectible accounts based on a history of past write-offs and collections and current credit conditions. However, it is the Company’s experience that the direct write-off method has not differed materially from results that would have been obtained had the allowance method been used. In addition, the Company does not generally charge interest on past due accounts.

Note 3 - Escrow Receivable

The entire balance of escrow receivable at April 30, 2004, $4,778,875, was received during the year ended April 30, 2005.

Note 4 - Significant Concentrations of Credit Risk

Cash balances are maintained by the Company in two commercial banks. Such balances are insured up to $100,000 in total at each bank by the Federal Deposit Insurance Corporation (FDIC). At April 30, 2005 and 2004, cash balances exceeding federally insured limits amounted to $683,391 and $438,507, respectively.

Credit risk for trade accounts is concentrated as well because substantially all of the balances are receivable from entities located within the same geographic region. To reduce credit risk, the Company performs ongoing credit evaluations of its customers’ financial conditions, but does not generally require collateral.

Note 5 - Major Customers

At April 30, 2005, balances due from three customers approximated 57% of the total accounts receivable balance. At April 30, 2004, balances due from three customers approximated 56% of the total accounts receivable balance.

Note 6 - Due From Officer

The balance due from officer, amounting to $13,663 at April 30, 2005, is due on demand and no interest has been charged. The balance is expected to be repaid within the near-term and has therefore been classified as a current asset.

MICROWAVE SATELLITE TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
AT
APRIL 30, 2005 AND 2004

Note 7 - Due From Related Party

The Company has made an advance for certain expenses on behalf of a related party as of April 30, 2005 that amounts to $5,834. The related party is owned in part by the Company’s sole stockholder and the advance is neither subject to interest nor expected to be repaid within the near-term.

Note 8 - Property and Equipment (See Note 10)

Property and equipment consist of the following at April 30:

			Estimated
	2005	2004	Useful Lives

Leasehold improvements	$198,733	$198,733	39 years
Operating equipment	1,959,203	1,672,240	5 - 10 years
Transportation equipment	202,489	185,219	3 - 5 years
Furniture and office equipment	466,861	417,644	5 - 7 years
	2,827,286	2,473,836
Less: accumulated depreciation	1,597,061	1,288,701

	$1,230,225	$1,185,135

Depreciation expense for the year ended April 30, 2005 amounted to $308,360.

Note 9 - Investment in Limited Liability Company

Summarized financial information concerning Interactivewifi.com, LLC, an entity in which the Company owns 50%, and accounts for on the equity method, is as follows at April 30, 2005 and for the year then ended:

Total assets	$180,297
Total liabilities	(10,429)

Members’ Equity	169,868
x 50%

Investment in Limited Liability Company	$84,934

Total income of Limited Liability Company
during the period	$9,868
x 50%
50% equity in income of Limited Liability Company
during the period	$4,934

MICROWAVE SATELLITE TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
AT
APRIL 30, 2005 AND 2004

Note 10 - Long-Term Debt (See Note 8)

	2005	2004	Maturity Date

Washington Mutual Bank - note payable had been subject to interest at the bank’s prime lending rate plus 1/2%. The note was paid in full September 2004.		$299,664	N/A

Ford Motor Credit - note payable in monthly installments of $546 with no interest. The note is collateralized by transportation equipment.	$18,027	24,583	January 2008
	18,027	324,247
Less: current portion	6,555	94,262

Amount Due After One Year	$11,472	$229,985

Following are the maturities of long-term debt for each of the next three years and in the aggregate:

April 30, 2006	$6,555
2007	6,555
2008	4,917

$18,027

Note 11 - Due To Officer

The balance due to officer, amounting to $3,112 at April 30, 2004, was repaid during the year ended April 30, 2005 and was not subject to interest.

Note 12 - Deferred Income Taxes

At April 30, 2005, the current deferred income tax asset and non-current deferred income tax liability consisted of the following components:

Current Asset

Deferred income tax asset created by deductible temporary differences between financial and tax bases	$44,000

Non-Current Liability
Deferred income tax liability resulting from taxable temporary differences in the reporting of accumulated depreciation for financial and income tax purposes	$103,000

Deferred income tax liability resulting from taxable temporary differences between financial and tax bases in accounting for the investment in the limited liability company	17,000

$120,000

MICROWAVE SATELLITE TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
AT
APRIL 30, 2005 AND 2004

Note 12 - Deferred Income Taxes (Continued)

At April 30, 2004, the net deferred income tax liability consisted of the following components:

Current

Deferred income tax liability resulting from taxable temporary differences between financial and tax bases in accounting for the gain on the sale to Cablevision	$648,000

Deferred income tax asset created by deductible temporary differences between financial and tax bases	(72,000)

Deferred income tax asset created by contribution carryover available for future periods	(7,000)

$569,000

Non-Current

Deferred income tax liability resulting from taxable temporary differences in the reporting of accumulated depreciation for financial and income tax purposes	$70,000

Estimates concerning the amounts and rate of realization of deferred taxes are inherently subject to change and it is at least reasonably possible that these estimates may change materially within the near-term.

Note 13 - Rent Expense

The Company rents office and warehouse space in New Jersey under a lease that has been extended to April 30, 2010. Monthly payments have been $6,300 under the old lease terms; however, effective May 1, 2005, monthly rent has been increased to $6,508 and is scheduled to increase annually thereafter, based on the increase in the Consumer Price Index. In addition, the Company had sublet its warehouse space at $2,000 per month on a month-to-month basis through September 30, 2004. Rent expense for the year ended April 30, 2005 is as follows:

Base rent	$75,600

Contingent rent (charge for insurance, real estate taxes, maintenance and utilities)	22,587

Total rent expense	98,187

Less: sublet rental income	10,000

Net Rent Expense	$88,187

MICROWAVE SATELLITE TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
AT
APRIL 30, 2005 AND 2004

Note 14 - Commitments and Contingencies

The Company leases a vehicle under a non-cancelable operating lease, in addition to the lease for office and warehouse space described in Note 13. The minimum future rental payments under non-cancelable operating leases (including the lease described in Note 13) for each of the next five years and in the aggregate are as follows:

April 30, 2006	$84,614
7	84,614
8	80,269
9	78,096
2010	78,096

Total Minimum Future Lease Payments	$405,689

Note 15 - Retirement Plan

The Company provides a profit-sharing plan with a 401(k) deferred compensation feature for all eligible employees. The Company matches the employees’ contribution in an amount equal to 100% of the first 1% of compensation, plus 10% of the next 5% of compensation. The Company must also make a non-elective contribution equal to 3% of compensation for all eligible employees. The Company can also make a discretionary non-elective profit-sharing contribution in an amount necessary to satisfy the minimum allocation requirement. Total employee and employer contributions for each participant may not exceed the lesser of 100% of compensation, or $42,000 plus any employee catch-up contributions. Company contributions to the plan amounted to $44,433 for the year ended April 30, 2005.

Note 16 - Related Party Transactions

Included in the Company’s revenue during the year ended April 30, 2005 is revenue earned from services provided to Interactivewifi.com, LLC, in which the Company has a 50% equity investment, that amounted to $6,137.

Note 17 - Amortization Expense

Amortization expense amounted to $4,233 for the year ended April 30, 2005. Amortization expense for each of the next five years is presently scheduled to be $4,233.

Note 18 - Advertising Expense

Advertising costs are expensed as incurred and amounted to $17,783 for the year ended April 30, 2005.

Note 19 - Gain on Sale of Equipment and Portion of Subscriber Base to Cablevision

In March 2004 the Company sold certain equipment and the portion of its subscriber base located in Brooklyn, New York to Cablevision for a total of $7,638,550. Residuals from the sale of the subscriber base were received during the year ended April 30, 2005 that amounted to $311,955.

MICROWAVE SATELLITE TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
AT
APRIL 30, 2005 AND 2004

Note 20 - Revenues and Direct Costs Related to Disposed Cable Subscriber Base

Revenues and direct costs recognized during the year ended April 30, 2005 include activity arising from the portion of its cable subscriber base that has been sold and will not be recurring in subsequent periods that approximates the following:

Revenues	$1,573,000
Direct costs	975,000

Gross profit	$598,000

Note 21 - Provision For (Reduction Of) Income Taxes

The provision for (reduction of) income taxes consists of the following components for the year ended April 30, 2005:

Current	$547,400
Deferred	(563,000)

Net Reduction of Income Taxes	$(15,600)

The components of the reduction of deferred income taxes for the year ended April 30, 2005 are as follows:

Reduction of deferred income taxes created by change in temporary differences between financial and income tax bases in accounting for the gain on sale to Cablevision	$(648,000)

Provision for deferred income taxes created by change in temporary differences in the balance of inventory between financial and income tax bases	28,000

Provision for deferred income taxes created by change in temporary differences in the balance of accumulated depreciation between financial and income tax bases	33,000

Provision for deferred income taxes created by the use of contribution carryovers	7,000

Provision for deferred income taxes created by change in temporary differences between financial and income tax bases in accounting for the investment in the limited liability company	17,000

Net Reduction Of Deferred Income Taxes	$(563,000)

SUPPLEMENTARY INFORMATION

Leaf, Saltzman, Manganelli, Pfeil & Tendler, LLP

INDEPENDENT AUDITORS’ REPORT ON
SUPPLEMENTARY INFORMATION

Microwave Satellite Technologies, Inc.

To the Stockholder and Board of Directors

Our report on our audits of the basic financial statements of Microwave Satellite Technologies, Inc. at April 30, 2005 and 2004 and for the year ended April 30, 2005 appears on page 1. Those audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information, listed in the contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Certified Public Accountants

Fairfield, New Jersey
January 6, 2006

MICROWAVE SATELLITE TECHNOLOGIES, INC.
SUPPORTING SCHEDULE
FOR THE YEAR ENDED
APRIL 30, 2005

DIRECT COSTS

Purchases - materials and supplies	$229,750
Direct labor	123,927
Subcontractor labor	100,498
Professional services	6,319
Payroll taxes	12,793
Employee benefits	15,937
Commissions	191,912
Outside programming costs	959,011
Internet modem and service	12,730
Equipment rentals and repairs	18,577
Satellite time rental	43,245
Program guides	2,107
Truck and auto expense	45,485
Road expenses	14,225
Rent and utilities	51,476
Insurance	117,327
Telephone	232,519
Other operating supplies and expenses	798
Depreciation	261,311

Total Direct Costs	$2,439,947

MICROWAVE SATELLITE TECHNOLOGIES, INC.
SUPPORTING SCHEDULE
FOR THE YEAR ENDED
APRIL 30, 2005

SELLING AND ADMINISTRATIVE EXPENSES

Salary - officer	$715,466
Salaries - office	308,114
Payroll taxes	68,624
Truck and auto expense	5,054
Advertising	17,783
Sales promotions and entertainment	6,872
Travel, meals and lodging	3,381
Office supplies and expenses	32,674
Dues and subscriptions	17,307
Insurance	15,999
Employee benefits	39,033
Officer's life insurance	2,041
Telephone	22,120
Repairs and maintenance	9,663
Professional fees	41,109
Other taxes	377
Contributions	1,050
Bank charges	32,483
Rent and utilities	51,476
Retirement plan contribution	44,433
Bad debt expense	13,941
Depreciation and amortization	51,282
Interest expense	15,525

Total Selling and Administrative Expenses	$1,515,807

MICROWAVE SATELLITE TECHNOLOGIES, INC.
YEAR ENDED
APRIL 30, 2004

CONTENTS

Page

Independent Auditors’ Report	1

Balance Sheets	2 - 3

Statement of Income and Retained Earnings	4

Statement of Cash Flows	5 - 6

Notes to Financial Statements	7 - 14

Supplementary Information

Independent Auditors’ Report on Supplementary Information	16

Direct Costs	17

Selling and Administrative Expenses	18

INDEPENDENT AUDITORS’ REPORT

Microwave Satellite Technologies, Inc.

To The Stockholder and Board of Directors

We have audited the accompanying balance sheets of Microwave Satellite Technologies, Inc. as of April 30, 2004 and 2003, and the related statements of income and retained earnings and cash flows for the year ended April 30, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Microwave Satellite Technologies, Inc. as of April 30, 2004 and 2003, and the results of its operations and its cash flows for the year ended April 30, 2004, in conformity with generally accepted accounting principles in the United States of America.

Leaf, Saltzman, Manganelli, Pfeil & Tendler, LLP

Certified Public Accountants

Fairfield, New Jersey
February 9, 2006

1

MICROWAVE SATELLITE TECHNOLOGIES, INC.
BALANCE SHEETS
AT

	APRIL 30,
	2004	2003
ASSETS

Current Assets
Cash	$494,489	$132,302
Accounts receivable	141,440	196,461
Due from officer		57,428
Escrow receivable	4,778,875
Security deposits	15,296	1,427
Prepaid income taxes	42,285	57,266
Prepaid expenses and other current assets	12,511	285,602
Deferred income taxes asset		122,000
Total Current Assets	5,484,896	852,486

Prepaid expenses	2,061
Property and equipment, net of accumulated depreciation	1,185,135	1,495,773
Intangible assets, net of accumulated amortization of
($13,757 - 2004 and $9,524 - 2003)	49,743	53,976
Investment in limited liability company	25,000
Security deposits		64,979

	$6,746,835	$2,467,214
LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities
Note payable - bank	$26,651
Current portion of long-term debt	94,262	$281,208
Accounts payable	312,121	554,951
Sales taxes payable	2,810	3,327
Due to officer	3,112
Deferred revenue	336,615	286,711
Accrued expenses and other current liabilities	3,572,244	33,150
Deferred income taxes	569,000
Total Current Liabilities	4,916,815	1,159,347

Long-term debt - less current portion	229,985	876,015
Deferred revenue		6,276
Deferred income taxes	70,000	15,000
Total Liabilities	5,216,800	2,056,638

2

MICROWAVE SATELLITE TECHNOLOGIES, INC.
BALANCE SHEETS
AT

	APRIL 30,
	2004	2003
Stockholder's Equity
Common stock - no par value
Authorized - 1,000 shares
Issued - 300 shares, outstanding - 125 shares	1,000	1,000
Retained earnings	1,604,035	484,576
	1,605,035	485,576
Less: Treasury stock, 175 shares at cost	75,000	75,000
Total Stockholder's Equity	1,530,035	410,576

	$6,746,835	$2,467,214

3

MICROWAVE SATELLITE TECHNOLOGIES, INC.
STATEMENT OF INCOME AND RETAINED EARNINGS
FOR THE YEAR ENDED
APRIL 30, 2004

Revenues	$4,835,290

Direct costs	3,674,844

Gross profit	1,160,446

Selling and administrative expenses (including interest expense of $53,265)	846,925

Income from operations	313,521

Other Income
Gain on sale of subscriber base and equipment to Cablevision, net of
commissions and other expenses regarding sale amounting to $3,729,889	1,576,735
Interest income	5,344
Total Other Income	1,582,079

Income before provision for income taxes	1,895,600

Provision for income taxes	776,141

Net income	1,119,459

Retained earnings - beginning (restated)	484,576

Retained earnings - end	$1,604,035

4

MICROWAVE SATELLITE TECHNOLOGIES, INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED
APRIL 30, 2004

Cash Flows From Operating Activities
Net income	$1,119,459

Adjustments To Reconcile Net Income To Net Cash
Used In Operating Activities
Depreciation and amortization	319,133
Gain on sale of subscriber base and equipment to Cablevision,
before related expenses	(5,306,624)
Provision for deferred income taxes	746,000
Provision for bad debts	22,977
Interest expense and bank charges on payoff of notes	30,419
Interest income - officer	(2,070)
(Increase) Decrease in:
Accounts receivable, net of deferred revenue	75,672
Security deposits	(3,958)
Prepaid income taxes	14,981
Prepaid expenses and other current assets	107,148
Increase (Decrease) in:
Accounts payable	(277,971)
Sales taxes payable	(517)
Accrued expenses and other current liabilities	2,086,367
Total Adjustments	(2,188,443)

Net Cash Used In Operating Activities	(1,068,984)

Cash Flows From Investing Activities
Investment in limited liability company	(25,000)
Purchase of equipment	(347,838)
Proceeds from sale of subscriber base and equipment,
net of related cash paid of $281,532	1,938,669
Net proceeds received on balance due from officer	59,498
Net Cash Provided By Investing Activities	1,625,329

Cash Flows From Financing Activities
Proceeds of note payable - bank	23,000
Repayment of note payable - bank	(23,000)
Repayment of long-term debt	(197,270)
Advances on balance due to officer	3,112
Net Cash Used In Financing Activities	(194,158)

Net increase in cash	362,187

Cash - beginning	132,302

Cash - end	$494,489

5

MICROWAVE SATELLITE TECHNOLOGIES, INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED
APRIL 30, 2004

Supplemental Information:

Interest paid during period	$54,903

Income taxes paid during period	$13,366

Supplementary Schedule of Non-Cash Investing and Financing Activities:

Long-term debt directly refinanced	$1,038,628

Increase in escrow receivable related to sale of subscriber base
and equipment	$4,778,875

Long-term debt paid to creditor directly from proceeds of sale of
subscriber base and equipment	$638,596

Long-term debt directly refinanced with short-term debt	$22,160

6

MICROWAVE SATELLITE TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
AT
APRIL 30, 2004 AND 2003

Note 1 - Restatement of Retained Earnings at May 1, 2003

During the period under audit, it was determined that certain balances had been incorrectly stated at April 30, 2003 that are itemized as follows:

Accounts payable had been understated	$(196,220)
Inventory had been overstated	(185,667)
Accounts receivable had been overstated	(23,386)
Prepaid expenses and other current assets had been overstated	(21,671)

Total Adjustments Before Income Tax Effect	$(426,944)

Reduction of deferred income taxes	$114,600
Reduction of current income taxes	20,000

Total Reduction of Income Taxes	$134,600

Adjustments, net of income taxes	$(292,344)
Retained earnings at April 30, 2003, prior to restatement	776,920

Retained earnings at May 1, 2003, restated	$484,576

Note 2 - Summary of Significant Accounting Policies

Nature of Operations

The Company is engaged in satellite communications, specializing in constructing, maintaining and managing private business television networks, as well as constructing and operating private cable television systems. In addition, the Company provides high-speed cable modem service to its private cable television system operations. The Company also provides national dial-up service, web hosting and design, and co-location services. The primary areas of operation are New York, New Jersey and Pennsylvania.

In March 2004, the Company sold a substantial portion of its cable subscriber base which represented 80% of the Company’s total subscriber base (see Note 18). During the year ended April 30, 2004, revenues earned from the sold cable subscriber base approximated $2,765,000.

Inventory of Materials and Supplies

Materials and supplies with unit costs of $500 and less are expensed upon acquisition. Materials and supplies in inventory are stated at cost, based on the first-in, first-out (FIFO) method, net of a reserve for obsolescence. At April 30, 2004 and 2003, no inventory has been recognized based on this policy.

Prepaid Expenses

Included in prepaid expenses are costs incurred by the balance sheet date to acquire, prepare and place operational equipment into service prior to the equipment’s actual use in the Company’s operations.

7

MICROWAVE SATELLITE TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
AT
APRIL 30, 2004 AND 2003

Note 2 - Summary of Significant Accounting Policies (Continued)

Property and Equipment and Depreciation

Property and equipment are recorded at cost. Depreciation is provided by straight-line and accelerated methods over the estimated useful lives of the assets.

Intangible Assets and Amortization

The Company acquired a subscriber base during the year ended April 30, 2001 that is being amortized over its estimated useful life of fifteen years using the straight-line method.

Investment in Limited Liability Company

At April 30, 2004, the Company accounted for its 50% investment in Interactivewifi.com, LLC at cost. Generally accepted accounting principles generally require that such an investment be accounted for by the equity method; however, the balance at April 30, 2004 determined by using the cost method does not differ materially from the balance determined by using the equity method (see Note 8).

Deferred Revenue

Deferred revenue represents advanced cable subscription billings for the month following the balance sheet date. Advanced billings at the balance sheet date are not included in revenues for the period then ended but, rather, are reported as a liability in the balance sheet, and cash payments received for advanced billings are credited towards accounts receivable.

Income Taxes

Deferred income taxes are created by temporary differences between financial and tax bases for the following accounts: inventory, investment in the limited liability company, accumulated depreciation, and in accounting for the gain on the sale of the Company’s subscriber base and equipment to Cablevision. For income tax purposes, inventory includes materials and supplies with unit costs of less than $500, the equity interest in the income of the limited liability company is accounted for by the cash basis method, depreciation is accelerated, and the gain on the sale of the subscriber base and equipment is reported on the installment method. In addition, the Company had available net operating loss and contribution carryovers which has created a deferred income tax asset (see Note 12).

8

MICROWAVE SATELLITE TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
AT
APRIL 30, 2004 AND 2003

Note 2 - Summary of Significant Accounting Policies (Continued)

Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Management periodically reviews the accounts receivable for uncollectible accounts and uses the direct write-off method to specifically identify and write-off any accounts determined to be uncollectible when a realistic probability of collection does not exist. Generally accepted accounting principles require the Company to provide for an allowance for doubtful accounts, which entails estimating a reserve for uncollectible accounts based on a history of past write-offs and collections and current credit conditions. However, it is the Company’s experience that the direct write-off method has not differed materially from results that would have been obtained had the allowance method been used. In addition, the Company does not generally charge interest on past due accounts.

Note 3 - Escrow Receivable

The entire balance of escrow receivable at April 30, 2004, $4,778,875, was received during the year ended April 30, 2005.

Note 4 - Significant Concentrations of Credit Risk

Cash balances are maintained by the Company in two commercial banks. Such balances are insured up to $100,000 in total at each bank by the Federal Deposit Insurance Corporation (FDIC). At April 30, 2004 and 2003, cash balances exceeding federally insured limits amounted to $438,507 and $77,216, respectively.

Credit risk for trade accounts is concentrated as well because substantially all of the balances are receivable from entities located within the same geographic region. To reduce credit risk, the Company performs ongoing credit evaluations of its customers’ financial conditions, but does not generally require collateral.

Note 5 - Major Customers

At April 30, 2004, balances due from three customers approximated 56% of the total accounts receivable balance. At April 30, 2003, balances due from three customers approximated 50% of the total accounts receivable balance.

9

MICROWAVE SATELLITE TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
AT
APRIL 30, 2004 AND 2003

Note 6 - Due From Officer

The remaining balance of the account due from officer was paid in full on April 30, 2004. Interest had been charged at the federal semi-annual mid-term (for demand loans) rate as published under IRC Section 1274(d). The rate used for the year ended April 30, 2004 was 3.13% on an average balance of $66,139. Interest income of $2,070 was earned on this balance during the year ended April 30, 2004.

Note 7 - Property and Equipment (See Note 10)

Property and equipment consist of the following at April 30:

			Estimated
	2004	2003	Useful Lives

Leasehold improvements	$198,733	$198,733	39 years
Operating equipment	1,672,240	3,273,352	5 - 10 years
Transportation equipment	185,219	185,219	3 - 5 years
Furniture and office equipment	417,644	407,296	5 - 7 years
	2,473,836	4,064,600
Less: accumulated depreciation	1,288,701	2,568,827

	$1,185,135	$1,495,773

Depreciation expense for the year ended April 30, 2004 amounted to $314,900.

Note 8 - Investment in Limited Liability Company

The Company owns 50% of Interactivewifi.com, LLC (the “LLC”), an entity that provides internet wireless zones for its customers.

At April 30, 2004, LLC had just begun operations, and had incurred expenses of $1,500 and had not earned any revenues from its inception. LLC had total assets and members’ equity of $48,500 at April 30, 2004, with no liabilities. Under the equity method of accounting, the Company’s equity in the loss of LLC amounted to $750 during the year ended April 30, 2004, which was not recognized in these financial statements because of its immateriality.

Note 9 - Lines-Of-Credit Available

At April 30, 2004, the Company had a line-of-credit with Washington Mutual Bank in the amount of $100,000 to be used for working capital that was terminated September 30, 2004 after payment of all outstanding balances. Advances against this line have been payable with interest at the bank’s prime lending rate plus 1/2%. The line has been collateralized by all the business assets of the Company and also personally guaranteed by the Company’s stockholder. Drawings against this line at April 30, 2004 totaled $26,651, leaving a remaining available line of $73,349 at that date.

10

MICROWAVE SATELLITE TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
AT
APRIL 30, 2004 AND 2003

Note 9 - Lines-Of-Credit Available (Continued)

In addition, at April 30, 2004, the Company had another line-of-credit with Washington Mutual Bank in the amount of $100,000 to be used for equipment purchases that also expired on September 30, 2004. Drawings against this line would have been subject to interest at the bank’s prime lending rate plus 1/2%. This line has also been collateralized by all the business assets of the Company and personally guaranteed by the Company’s stockholder. There were no drawings against this line at April 30, 2004.

Note 10 - Long-Term Debt (See Note 7)

	2004	2003	Maturity Date

Washington Mutual Bank - note payable in monthly installments of $7,309 plus interest at the bank’s prime lending rate plus 1/2%. The note is collateralized by all of the business assets of the Company (that are not otherwise collateralized) and is also personally guaranteed by the Company’s stockholder.	$299,664		September 2007

Ford Motor Credit - note payable in monthly installments of $546 with no interest. The note is collateralized by transportation equipment.	24,583	$31,137	January 2008

PNC Bank - note payable had been subject to interest at 7.125%. The note was paid in full October 2003.	-0-	752,191	N/A

PNC Bank - note payable had been subject to interest at the bank’s prime rate plus 1%. The note was paid in full October 2003.	-0-	270,000	N/A

PNC Bank - note payable was paid in full October 2003.	-0-	100,000	N/A

Ford Motor Credit Corp. - note payable was paid in full November 2003.	-0-	3,895	N/A
	324,247	1,157,223
Less: current portion	94,262	281,208

Amount Due After One Year	$229,985	$876,015

Following are the maturities of long-term debt for each of the next four years and in the aggregate:

April 30, 2005	$94,262
2006	94,262
2007	94,262
2008	41,461

$324,247

The note payable to Washington Mutual Bank for $299,664 at April 30, 2004 was paid in full September 2004.

11

MICROWAVE SATELLITE TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
AT
APRIL 30, 2004 AND 2003

Note 11 - Due To Officer

The balance due to officer, amounting to $3,112 at April 30, 2004, was repaid during the year ended April 30, 2005 and was not subject to interest.

Note 12 - Deferred Income Taxes

At April 30, 2004, the net deferred income tax liabilities consisted of the following components:

Current Liability
Deferred income tax liability resulting from taxable temporary differences between financial and tax bases in accounting for the gain on the sale to Cablevision	$648,000

Deferred income tax asset created by deductible temporary differences between financial and tax bases	(72,000)

Deferred income tax asset created by contribution carryover available for future periods	(7,000)

Total Deferred Income Tax Liability	$569,000

Non-Current

Deferred income tax liability resulting from taxable temporary differences in the reporting of accumulated depreciation for financial and income tax purposes	$70,000

At April 30, 2003, the deferred income tax asset and liability consisted of the following components:

Current Asset
Deferred income tax asset created by net operating losses available for future periods:
Federal	$29,000
State	12,000

Total	41,000

Deferred income tax asset created by deductible temporary differences between financial and tax bases	74,000

Deferred income tax asset created by contribution carryover available for future periods	7,000

Total Deferred Income Tax Asset	$122,000

Non-Current

Deferred income tax liability resulting from taxable temporary differences in the reporting of accumulated depreciation for financial and income tax purposes	$15,000

Estimates concerning the amounts and rate of realization of deferred taxes are inherently subject to change and it is at least reasonably possible that these estimates may change materially within the near-term.

12

MICROWAVE SATELLITE TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
AT
APRIL 30, 2004 AND 2003

Note 13 - Rent Expense

The Company rents office and warehouse space in New Jersey under a lease that was originally in effect until April 30, 2005. Subsequent to the balance sheet date, the lease was renewed to April 30, 2010. Monthly payments under the lease during the year ended April 30, 2004 amounted to $6,300. In addition, the Company sublet its warehouse space at $2,000 per month on a month-to-month basis through September 30, 2004. Rent expense for the year ended April 30, 2004 is as follows:

Base rent	$75,600
Contingent rent (charge for insurance, real
estate taxes, maintenance and utilities)	21,743
Total rent expense	97,343
Less: sublet rental income	22,000

Net Rent Expense	$75,343

Note 14 - Commitments and Contingencies

The Company leases a vehicle under a non-cancelable operating lease, in addition to the lease for office and warehouse space described above in Note 13. The minimum future rental payments under non-cancelable operating leases effective at April 30, 2004 (including the lease described in Note 13) for each of the next five years and in the aggregate are as follows:

April 30, 2005	$98,751
2006	458
2007	- 0 -
2008	- 0 -
2009	- 0 -

Total Minimum Future Lease Payments	$99,209

Note 15 - Retirement Plan

The Company provides a profit sharing plan with a 401(k) deferred compensation feature for all eligible employees. The Company matches the employees’ contribution in an amount equal to 100% of the first 1% of compensation plus 10% of the next 5% of compensation. Total employee and employer contributions may not exceed 25% of total eligible compensation. Contributions for the year ended April 30, 2004 amounted to $5,738.

For plan years beginning January 1, 2005, the plan was amended to allow for employee and employer contributions for each participant of up to the lesser of 100% of compensation or the statutory maximum ($42,000 per participant in 2005). In addition, the plan amendment provides for employer non-elective contributions equal to 3% of compensation for all eligible employees.

Note 16 - Amortization Expense

Amortization expense amounted to $4,233 for the year ended April 30, 2004. Amortization expense for each of the next five years is presently scheduled to be $4,233.

13

MICROWAVE SATELLITE TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
AT
APRIL 30, 2004 AND 2003

Note 17 - Advertising Expense

Advertising costs are expensed as incurred and amounted to $14,742 for the year ended April 30, 2004.

Note 18 - Gain on Sale of Equipment and Portion of Subscriber Base to Cablevision

In March 2004 the Company sold certain equipment and the portion of its subscriber base located in Brooklyn, New York to Cablevision for a total of $7,638,550. The total net gain on the sale amounted to $1,576,735 and consisted of the following components:

Gain on sale of subscriber base	$5,417,513
Loss on sale of equipment	(110,889)
Net gain on sale before commissions and other expenses regarding sale	5,306,624
Selling expenses, including commissions	3,729,889

Net Gain on Sale	$1,576,735

Note 19 - Provision For Income Taxes

The provision for income taxes consists of the following components for the year ended April 30, 2004:

Current	$30,141
Deferred	746,000

Total Provision For Income Taxes	$776,141

The components of the provision for deferred income taxes for the year ended April 30, 2004 are as follows:

Provision for deferred income taxes arising from taxable temporary differences between financial and income tax bases in accounting for the gain on sale to Cablevision during the year	$648,000

Provision for deferred income taxes created by reduction of deductible temporary differences in the balance of inventory between financial and income tax bases	2,000

Provision for deferred income taxes created by change in temporary differences in the balance of accumulated depreciation between financial and income tax bases	55,000

Provision for deferred income taxes arising from the use of available net operating losses	41,000

Total Provision For Deferred Income Taxes	$746,000

14

SUPPLEMENTARY INFORMATION

15

INDEPENDENT AUDITORS’ REPORT ON
SUPPLEMENTARY INFORMATION

Microwave Satellite Technologies, Inc.

To the Stockholder and Board of Directors

Our report on our audits of the basic financial statements of Microwave Satellite Technologies, Inc. at April 30, 2004 and 2003 and for the year ended April 30, 2004 appears on page 1. Those audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information, listed in the contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Leaf, Saltzman, Manganelli, Pfeil & Tendler, LLP

Certified Public Accountants

Fairfield, New Jersey
February 9, 2006

16

MICROWAVE SATELLITE TECHNOLOGIES, INC.
SUPPORTING SCHEDULE
FOR THE YEAR ENDED
APRIL 30, 2004

DIRECT COSTS

Purchases - materials and supplies	$229,564
Direct labor	186,791
Subcontractor labor	49,888
Professional services	3,500
Payroll taxes	17,514
Employee benefits	25,853
Commissions	207,819
Outside programming costs	1,515,157
Internet modem and service	18,169
Equipment rentals and repairs	636,942
Satellite time rental	57,331
Program guides	5,328
Truck and auto expense	39,825
Road expenses	13,277
Rent and utilities	44,378
Insurance	118,168
Telephone	233,462
Other operating supplies and expenses	292
Depreciation	271,586

Total Direct Costs	$3,674,844

17

MICROWAVE SATELLITE TECHNOLOGIES, INC.
SUPPORTING SCHEDULE
FOR THE YEAR ENDED
APRIL 30, 2004

SELLING AND ADMINISTRATIVE EXPENSES

Salary - officer	$137,230
Salaries - office	256,231
Payroll taxes	30,302
Truck and auto expense	4,425
Advertising	14,742
Sales promotions and entertainment	15,766
Travel, meals and lodging	1,063
Office supplies and expenses	31,887
Dues and subscriptions	13,209
Insurance	16,113
Employee benefits	31,104
Officer's life insurance	2,041
Telephone	22,127
Repairs and maintenance	11,475
Professional fees	36,914
Other taxes	250
Contributions	449
Bank charges	47,692
Rent and utilities	44,378
Retirement plan contribution	5,738
Bad debt expense	22,977
Depreciation and amortization	47,547
Interest expense	53,265

Total Selling and Administrative Expenses	$846,925

18